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Exhibit 99

HALO Industries, Inc.
March 2003

Case # 02 B 12059

Exhibit A—Cash Flow Statements

HALO INDUSTRIES—DIP CASH FLOW PROJECTIONS FOR THE WEEK ENDING	Actual March	Budget March	Variance Fav/(Unfav)
TOTAL CASH RECEIPTS	1,479	1,835	(156)

CASH REQUIREMENTS
PRODUCT	986	1,265	279
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS / A/P	—	—	—
SELLING EXPENSE
COMMISSIONS	149	191	42
WAGES	9	10	1
SEVERANCE	—	—	—
PAYROLL TAX	6	15	9
SALES ASST.	—	—	—
SAMPLE EXPENSE	9	11	2
MARKETING EXP	0	—	(0)
CATALOGS	—	6	6
ADVERTISING	—	0	0
AUTOMOBILE	—	—	—
TRAVEL	2	—	(2)
MEALS & ENT.	2	—	(2)
PROMOTION & BUS. EXP.	—	0	0
EXHIBITS & SHOWS	—	0	0
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	15	20	5
RECRUITING EXPENSE	(0)	—	0
MONTHLY ALLOWANCE	—	12	12

TOTAL SELLING	193	266	73

G&A EXPENSES
WAGES	242	270	28
WAGES—SEVERANCE	82	61	(1)
BONUS	15	—	(15)
TEMP HELP	2	1	(1)
SALARY—OTHER	—	—	—
PAYROLL TAXES	26	25	(1)
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	—	—
401K EXP	—	1	1
GROUP INSURANCE	1	(13)	(14)
SELF INSURANCE CLAIMS	160	160	(0)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—

TRAVEL	16	6	(10)
M&E	2	4	1
AUTO EXP	—	—	—
RENT EXPENSE	—	41	41
RENT ADD ON EXP	9	2	(7)
UTILITIES	4	2	(2)
R&M & CAP EX	2	2	(1)
ALARM SERVICE	—	—	—
MOVING EXP	—	—	—
EQUIP RENTAL	1	3	2
REAL ESTATE TAXES	—	—	—
TELEPHONE	77	40	(37)
TELEPHONE REPAIRS	—	2	2
FREIGHT HOUSE	5	6	0
POSTAGE	5	3	(1)
COLLECTION EXP	0	1	1
BANK/CREDIT CARD FEES	7	6	1
OFFICE EXP	0	4	4
PRINTING/STATIONARY	0	5	5
DUES & SUBS	2	0	(1)
DATA LINES	1	8	7
COMPUTER SUPPLIES	0	0	0
COMPUTER SUPPORT	1	17	16
OFFICE SUPPLIES	1	5	4
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	0	6	6
PROFESSIONAL FEES	117	483	365
GEN LIAB & PROPERTY	—	—	—
BUS LICENSES & FEES	2	14	11
USE TAX/SALES TAX	74	40	(34)
CONTRIBUTIONS	—	0	0
INTEREST	—	1	1
MISCELLANEOUS	66	5	(61)
MANAGEMENT FEE/(RECEIPT)	—	(110)	(110)

TOTAL G&A	901	1,103	202

TOTAL CASH DISBURSEMENTS	2,080	2,634	554

NET CASH FLOW	(601)	(999)	398

LEE WAYNE CASH FLOW PROJECTIONS FOR THE WEEK ENDING	Actual March	Budget March	Variance Fav/(Unfav)
TOTAL CASH RECEIPTS	4,042	3,458	584

CASH REQUIREMENTS
PRODUCT	2,292	2,046	(246)
SUPPLIER DEPOSITS	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	574	535	(39)
WAGES	23	30	7
SEVERANCE	—	—	—
PAYROLL TAX	6	5	(1)
SALES ASST.	—	—	—
SAMPLE EXPENSE	35	28	(7)
MARKETING EXP	4	6	1
CATALOGS	21	11	(10)
ADVERTISING	—	5	5
AUTOMOBILE	0	0	(0)
TRAVEL	1	6	5
MEALS & ENT.	1	2	1
PROMOTION & BUS. EXP.	—	—	—
EXHIBITS & SHOWS	1	16	15
NATIONAL MEETING EXP.	—	4	4
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	34	40	6
RECRUITING EXPENSE	2	1	(1)
MONTHLY ALLOWANCE	—	—	—

TOTAL SELLING	702	689	(13)

G&A EXPENSES
WAGES	197	184	(13)
WAGES—SEVERANCE	—	—	—
BONUS	—	—	—
TEMP HELP	—	2	2
SALARY—OTHER	—	—	—
PAYROLL TAXES	19	14	(5)
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	1	1
401K EXP	—	4	4
GROUP INSURANCE	0	21	21
SELF INSURANCE CLAIMS	—	—	—
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	1	2	1
M&E	0	1	0
AUTO EXP	0	1	0
RENT EXPENSE	55	53	(2)
RENT ADD ON EXP	—	1	1
UTILITIES	5	6	1
R&M	6	5	(1)
ALARM SERVICE	—	—	—

MOVING EXP	—	1	1
EQUIP RENTAL	2	—	(2)
REAL ESTATE TAXES	—	—	—
TELEPHONE	24	28	4
TELEPHONE REPAIRS	—	1	1
FREIGHT HOUSE	13	10	(3)
POSTAGE	8	9	1
COLLECTION EXP	1	2	1
BANK/CREDIT CARD FEES	4	19	15
OFFICE EXP	3	6	3
PRINTING/STATIONARY	0	8	7
DUES & SUBS	10	1	(10)
DATA LINES	—	—	—
COMPUTER SUPPLIES	0	0	0
COMPUTER SUPPORT	0	5	5
OFFICE SUPPLIES	5	9	4
ART SUPPLIES	—	—	—
SHOP SUPPLIES	—	1	1
SHIPPING SUPPLIES	—	2	2
PROFESSIONAL FEES	—	8	8
GEN LIAB & PROPERTY	—	—	—
BUS LICENSES & FEES	1	1	(0)
USE TAX/SALES TAX	116	151	35
CONTRIBUTIONS	0	0	0
INTEREST	—	(3)	(3)
MISCELLANOUS	—	0	0
MANAGEMENT FEE/(RECEIPT)	—	110	110

TOTAL G&A	470	663	192

TOTAL CASH DISBURSEMENTS	3,465	3,398	(66)

NET CASH FLOW	577	60	516

HALO Industries, Inc.
March 2003

Case # 02 B 12059

Exhibit D—Statements of Inventory, Payroll Information and Status of Payments to Secure Creditors and Lessors

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	HALO BRANDED SOLUTIONS	CASE NO.:	02 B 12059
FOR MONTH ENDING MARCH, 2003

STATEMENT OF INVENTORY

Beginning inventory	$661,701.56
Add: purchases	$123,170.08
Less: goods sold (cost basis)	$119,101.10
Ending inventory	$665,770.54

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$400,644.67
Payroll taxes due but unpaid	$0.00 (Remitted to ADP)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*
LaSalle Bank N.A.	Monthly	Varies on activity	0	$0.00

*
Include only post-petition payments.

OPERATING REPORT Page 4

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	LEE WAYNE CORPORATION	CASE NO.:	02 B 13224
FOR MONTH ENDING MARCH, 2003

STATEMENT OF INVENTORY

Beginning inventory	$460,394.32
Add: purchases	$49,913.24
Less: goods sold (cost basis)	$147,303.44
Ending inventory	$363,004.12

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$295,286.42
Payroll taxes due but unpaid	$0.00 (Remitted to ADP)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*
Pitney Bowes-CUCA	Quarterly	$201.00	0	$0.00
Pitney Bowes-BRLA	Quarterly	$207.56	0	$0.00
Pitney Bowes-CORP	Quarterly	$332.24	0	$0.00
Wells Fargo Financing	Monthly	$1,087.00	0	$0.00

*
Include only post-petition payments.

OPERATING REPORT Page 4

HALO Industries, Inc.
March 2003

Case # 02 B 12059

Exhibit F—Tax Questionnaire and Related Tax Statements

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	HALO BRANDED SOLUTIONS	CASE NO.:	02 B 12059

          FOR MONTH ENDING MARCH, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes	(X)	No	( )
2.	FICA withholdings	Yes	(X)	No	( )
3.	Employee's withholdings	Yes	(X)	No	( )
4.	Employer's FICA	Yes	(X)	No	( )
5.	Federal Unemployment Taxes	Yes	(X)	No	( )
6.	State Income Tax	Yes	(X)	No	( )
7.	State Employee withholdings	Yes	(X)	No	( )
8.	All other state taxes	Yes	( )	No	(X)

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $92,000 due December 1, 2002.

  •
  Illinois Foreign Corporation Fee, $56,533 due September 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

OPERATING REPORT    Page 6

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
February 1, 2003 to February 28, 2003

DATE SUBMITTED:	4/28/03
DATE REQUIRED:	3/14/03
								3500 acct debit (credit)	other accts debit (credit)
Vendor #		Pay Day	Payable To Address	Total Amount of Check
					CL	JL	G/L Account No.	Amount	Discount/Adj.
PAYTO	13824	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$0.84	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.88	(0.04 0.00)
PAYTO	23922	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTX	13840	20	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTO	25578	20	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
		20	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTO	13828	20	Tax Trust Acct Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTO	13826	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$0.66	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.66	0.00
PAYTX	12790	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTO	13829	20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$—	X	X	0-HI-HALO-3500-STAL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
PAYTX	15880	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$62.00	X	X	0-HI-HALO-3500-STCO-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	64.00	(2.00 0.00)
PAYTO1	23382	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$40.07	X	X	0-HI-HALO-3500-STCO-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	40.27	(0.20 0.00)
PAYTO	13834	20	State Tax Commission PO Box 76 Boise, ID 83707	$26.66	X	X	0-HI-HALO-3500-STID-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	26.66	0.00
PAYTX	14260	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	$1,032.68	X	X	0-HI-HALO-3500-STMI-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	1,038.68	due on the 15th (6.00 —)
PAYTX	1994	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$—	X	X	0-HI-HALO-3500-STMN-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.36	(0.36)
PAYTO1	14259	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$449.09	X	X	0-HI-HALO-3500-STNC-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	449.09	due on the 15th
PAYTO	13837	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$999.25	X	X	0-HI-HALO-3500-STNJ-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	999.25

PAYTX	13833	20	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$1,220.20	X	X	0-HI-HALO-3500-STNY-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-1250-CCA-CORP-00-00	1,304.02	(83.82)
PAYTAX	3568	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$938.50	X	X	0-HI-HALO-3500-STOH-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	945.59	due on the 15th (7.09 0.00)
PAYTO	13835	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$178.40	X	X	0-HI-HALO-3500-STSC-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	182.04	(3.64 0.00)
PAYTX	28769	20	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$128.37	X	X	0-HI-HALO-3500-STVA-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-1250-CCA-CORP-00-00	131.89	(3.52 0.00)
PAYTO	22156	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$593.65	X	X	0-HI-HALO-3500-STWA-CORP-00-00 0-HI-HALO-8760-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	593.65	0.00 0.00 0.00
Qtrly PAYTX1	16090	30	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—	X	X	0-HI-HALO-8760-0000-CORP-00-00		0.00

Subtotal of checks required				5,670.37				5,777.04	(106.67)

EFT's			NO CHECKS ARE REQUIRED	EFT's
	24/30	24	California Board of Equalization	$4,692.00	X	X	0-HI-HALO-3500-STCA-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	4,692.00	0.00
PAYTX	10614	31	Commissioner of Revenue Services	$133.54	X	X	0-HI-HALO-3500-STCT-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	133.54	0.00
EDI Return & Payment		20	Florida Dept of Revenue	$1,220.11	X	X	0-HI-HALO-3500-STFL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	1,251.58	(30.00 (1.47	) )
		20	Georgia Dept of Revenue	$307.22	X	X	0-HI-HALO-3500-STGA-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	316.72	(9.50 (0.00	) )
Prepays	5/7/02	7	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
Prepays	5/15/02	15	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
Prepays	5/22/02	22	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
Prepays	5/31/02	31	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	0.00	0.00
		20	Illinois Dept of Revenue	$—	X	X	0-HI-HALO-3500-STIL-CORP-00-00 0-HI-HALO-3845-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-8890-0000-CORP-00-00	3,660.43 0.00	795.00 (64.00 (0.43 0.00	) )
		20	Indiana Dept of Revenue	$831.10	X	X	0-HI-HALO-3500-STIN-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	837.58	(6.96 0.48)
		20	PA Dept of Revenue	$132.39	X	X	0-HI-HALO-3500-STPA-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	133.73	(1.34 0.00)
		20	Tennessee Department of Revenue	$1,694.00	X	X	0-HI-HALO-3500-STTN-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	1.693.93	0.07
		20	Texas Dept of Revenue	$4,807.94	X	X	0-HI-HALO-3500-STTX-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	4,832.10	(24.16 0.00)
		20	Wisconsin Department of Revenue	$603.52	X	X	0-HI-HALO-3500-STWI-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00 0-HI-HALO-5800-0000-CORP-00-00	613.52	(10.00 0.00)

Subtotal of EFTS				$18,812.82				$18,165.13	$647.69

Total Sales Tax Payments				$24,483.19				$23,942.17	$541.02

Check Disbursements By Date:
Check Disbursements Post Marked the 15th	$2,420.27
Check Disbursements Post Marked the 20th	$2,656.45
Check Disbursements Post Marked the 25th	$593.65
Check Disbursements Post Marked the 28th	$—
Check Disbursements Post Marked the 30th	$—
Check Disbursements Post Marked the 31th	$—
Total Checks	$5,670.37

EFT Disbursements By Date:
EFT Disbursements Posted By Bank On 7th:	$—
EFT Disbursements Posted By Bank On 8th:	$—
EFT Disbursements Posted By Bank On 15th:	$—
EFT Disbursements Posted By Bank On 20th:	$13,987.28
EFT Disbursements Posted By Bank On 22th:	$—
EFT Disbursements Posted By Bank On 24th:	$4,692.00
EFT Disbursements Posted By Bank On 28th:	$—
EFT Disbursements Posted By Bank On 30th:	$—
EFT Disbursements Posted By Bank On 31th:	$133.54
Total EFT Disbursements	$18,812.82

Total Disbursements	$24,483.19

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	California Board of Equalization PO Box 942879 Sacramento, CA 94279-0001	4,692.00	0.00		4,692.00
month of:	January-03	Due on 23/24 by 3:00 PST
Step 1 (Dial)	1-800-554-7500 then 1	(1 day settlement allowed)
Step 2	blank
Step 3 (Select BOE)	1#
Step 4 (Select tax payment)	1#
Step 5 (BOE permit number)	30693090
Step 6 (Security Code)	9296
Step 7 (tax type code)	04101	04101, 04102, 04100
Step 8 (Period End Date)	01/31/03
Step 9 (Tax Amount)	469200
Step 10 (Penalty)	0
Step 11 (Interest Amount)	0
Step 12 (Total Amount)	469200
Step 13 (Verification Code)	29	Sum of digits + number of digits
Step 14 (Bank Debit Date)	02/24/03	Next business day (Use 25th made on 24th)
Step 15 (Reference #)	36550
Step 16 (Disconnect)	1#
Date Called	02/13/03
Time Called	9:55AM

Approved by	Jeff Link, Director of Tax/Finance	Date

04101	First Prepayment
04102	Second Prepayment
04100	Return Payment

Note: Per Joanne (operator number 825) the payment of $67,033.00 will debit on 2/20/02 and will not debit twice.

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	133.54	0.00		133.54
month of:	January-03	Due on 29th by 5pm CST
1. (Dial)	1-800-733-8872
2. (EFT ID #)	47559#
3. (Tax Registration Number)	94722180000#
4. (EFT Password)	309#
5. (EFT Tax Type Code)	04100#
5a. (If correct=1#, else 0#)	1#
6. (Tax Period End Date)	01/31/03#
7. (Amt of Tax Payment)	133*54	Replace decimal with an asterisk *
7a. (Check Digit)	28	Sum of the digits + number of digits
7b. (If correct=1#, else 0#)	1#
8. (Effective Date of payment)	02/28/03#	30th or following Monday if holiday
8a. (If correct=1#, else 0#)	1#
9. (Confirmation Number)	8510875	Given by system
10. (Exit system)	3#
Date Called	02/13/03
Time Called	10:02AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	Florida Dept of Revenue 5050 W. Tennessee St. Tallahassee, FL 32314	1,221.58	(31.47)	1,220.11 EDI Return & Payment
month of:	Jan-03	Due on 19th by 3:45 EST
1. (Dial)	1-800-477-4829, then 1
2. (Company ID#)	1010*449674
3. (tax payment amount)	122011
4. (tax period)	01/31/03
5. (payment type)	1
6. (verification code)		starting with right most digit, mult by 1 then alt digits by 2. Add product of digits to number of digits.
7. (confirmation code)
Date Sent
Time Sent
Date Confirmed
Time Confirmed

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	HALO
		3500	5800	Total
PAYEE:	Georgia Dept. of Revenue Department of Revenue PO Box 105296 Atlanta, GA 30348	316.72	(9.50)		307.22
month of:	Jan-03	Due on 19th by 3:00 EST
1. (Dial)	1-800-477-4829, then 1
2. (Identification #)	1165*030386
3. (tax payment amount)	30722
4. (tax period end date)	01/31/03
5. (verification code)	19	Sum of digits + number of digits
6. (confirmation code)	8119
7.	correct
8.	Thank you.Good-bye.
Date Called	02/13/03
Time Called	10:08AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT		HALO
		3500 1st Pmt	3500 2nd Pmt	3500 3rd Pmt	3500 4th Pmt
PAYEE:		Illinois Dept. of Revenue Retailers Occupation Tax, Springfield, IL. 62796			—
month of:		December-02	December-02	December-02	December-02
(Dial)		1-888-453-6789
IBT Number		2059-8556	2059-8556	2059-8556	2059-8556
Password		9296	9296	9296	9296
Tax type code		0412	0412	0412	0412
		1#	1#	1#	1#
Tax period end date
Payment amount		$0.00	$0.00	$0.00	$0.00
		1#	1#	1#	1#
Debit date confirmation number:
		2#	2#	2#	1#
Date Called					10/18/2002
Time Called					9:10AM
04/28/03
Approved by		Jeff Link, Director of Tax	Date

	0412	Sales & Use Qtr-Mnthly Tax Payments
	0411	ST-1 Sales and Use Tax Return Payment

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:	LEE WAYNE CORPORATION	CASE NO.:	02 B 13224

          FOR MONTH ENDING MARCH, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes	(X)	No	( )
2.	FICA withholdings	Yes	(X)	No	( )
3.	Employee's withholdings	Yes	(X)	No	( )
4.	Employer's FICA	Yes	(X)	No	( )
5.	Federal Unemployment Taxes	Yes	(X)	No	( )
6.	State Income Tax	Yes	(X)	No	( )
7.	State Employee withholdings	Yes	(X)	No	( )
8.	All other state taxes	Yes	(X)	No	( )

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

OPERATING REPORT    Page 6

Lee Wayne Corporation
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
February 1, 2003 to February 28, 2003

DATE SUBMITTED:	4/28/03
DATE REQUIRED:	3/14/03
								3500 acct debit (credit)	other accts debit (credit)
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
					CL	JL	G/L Account No.	Amount	Amount		Registration #
	64160	20	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$820.80	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	820.80			68SU-23627
	8324	20	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$41.39	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	41.39			4896-1
		20	Randy Godeke, Director Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$28.90	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	28.90	(0.00)
		20	Madison County Sales Tax Department 100 North Side Square Huntsville, AL 35801-4820	$27.96	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	29.43	(1.47)
Morgan		20	Morgan County Sales Tax Office P.O. Box 1848 Decatur, AL 35602	$21.43	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	22.56	(1.13)		91208
	3839	20	Tax Trust Acct. Sales Tax Division PO Box 830725 Birmingham, AL 35283-0725	$306.19	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	306.19
Quarterly	65228	20	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
	66096	20	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$86.27	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	87.14	(0.87)
CITYH		20	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$87.00	x	x	0-HI-LWCO-3500-STAL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	87.00	0.00		301978-0001
	61395	20	Arizona Department of Revenue PO Box 29010 Phoenix, AZ 85038	$2,788.57	x	x	0-HI-LWCO-3500-STAZ-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	2,788.57	0.00		07 583231-T
	66073	20	Phoenix City Treasurer PO Box 29690 Phoenix, AZ 85038-9690	$165.85	x	x	0-HI-LWCO-3500-STAZ-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	165.85
	7753	20	City of Tempe Tax and License Office P.O. Box 29618 Phoenix, AZ 85038-9618	$17.24	x	x	0-HI-LWCO-3500-STAZ-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	17.24
	65556	20	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$365.00	x	x	0-HI-LWCO-3500-STCO-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	377.82	(12.00 (0.82	) )	09-93242-0000

								3500 acct debit (credit)	other accts debit (credit)
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
					CL	JL	G/L Account No.	Amount	Amount		Registration #
	8463	20	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$192.87	x	x	0-HI-LWCO-3500-STCO-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	193.84	(0.97)
	64194	31	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$380.80	x	x	0-HI-LWCO-3500-STCT-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	380.80	0.00		9573684-000
	65735	20	Georgia Sales & Use Tax Division Department of Revenue P.O. Box 105296 Atlanta, GA 30348	$1,904.73	x	x	0-HI-LWCO-3500-STGA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,963.65	(58.91 (0.01	) )	17542259
IIAADE	20/30	20	Sales/Use Processing Iowa Dept. of Revenue and Finance P.O. Box 10412 Des Moines, IA 50306-0412	$39.25	x	x	0-HI-LWCO-3500-STIA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	39.25	0.00		2-00-141260
	62370	20	Indiana Dept of Revenue P.O. Box 7218 Indianaopolis, IN 46207-7218	$2,923.95	x	x	0-HI-LWCO-3500-STIN-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	2,948.42	(24.47 0.00)		0101805675
	62645	25	Kansas Department of Revenue Retailers Compensating Use Tax 915 Southwest Harrison St Topeka, KS 66625-0001	$1,037.01	x	x	0-HI-LWCO-3500-STKS-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,037.01	0.00		115-7377
	65157	20	Kentucky State Treasurer Revenue Cabinet Frankfort, KY 40619	$487.41	x	x	0-HI-LWCO-3500-STKY-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	496.09	(8.68 0.00)		074166
	5719	20	Department of Revenue and Taxation PO BOX 3138 Baton Rouge, LA 70821-3138	$1,977.00	x	x	0-HI-LWCO-3500-STLA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,999.30	(22.00 (0.30	) )	1677467-001 0
	5732	20	City of Baton Rouge Parish of East Baton Rouge Revenue Division PO Box 2590 Baton Rouge, LA 70821	$2,618.76	x	x	0-HI-LWCO-3500-STLA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	2,645.22	(26.46)		70-00590-850
	61177	20	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$1,150.34	x	x	0-HI-LWCO-3500-STMA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,150.34	0.00		364-254-338
	64189	20	State of MD- Comptroller of the Treasury Revenue Administration Division Remittance Processing Center 110 Carroll Street Anapolis, MD 21411-0001	$1,260.11	x	x	0-HI-LWO-3500-SRMD-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,267.72	(7.61 0.00)		09171817
	63030	15	State of Michigan Dept 77802 Detroit, MI 48277-0003	$7,173.63	x	x	0-HI-LWCO-3500-STMI-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	7,197.62	(23.99 0.00)		36-4254338 due on the 15th
	63050	20	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$1,197.00	x	x	0-HI-LWCO-3500-STMN-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,195.80	(1.20)
	61390 20/30	20	Missouri Department of Revenue Business Taxes Bureau P.O. Box 840 Jefferson City, MO 65105	$1,365.09	x	x	0-HI-LWCO-3500-STMO-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,392.95	(27.86 0.00)		16879457
	63245	15	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$6,515.91	x	x	0-HI-LWCO-3500-STNC-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	6,515.91			600194749 due on the 15th

								3500 acct debit (credit)	other accts debit (credit)
Vendor #		Pay Day	Payable To/ Address	Total Amount of Check
					CL	JL	G/L Account No.	Amount	Amount		Registration #
	63242	31	Office of State Tax Commissioner State Capitol 600 East Bfoulevard Ave Bismark, ND 58505-0599	$498.46	x	x	0-HI-LWCO-3500-STND-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	500.40	(1.94 0.00)
	65295	20	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$803.43	x	x	0-HI-LWCO-3500-STNJ-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	803.43	0.00		364-254-338/000
	65099	25	State of New Mexico Taxation and Revenue Department P.O. Box 25128 Santa Fe, NM. 87504-5128	$102.41	x	x	0-HI-LWCO-3500-STNM-CORP-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	102.41	0.00 0.00		02-373-800-00-6
	65215	31	Nevada Department of Taxation P.O. Box 98560 Las Vegas, NV 89193-8560	$3,336.01	x	x	0-HI-LWCO-3500-STNV-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	3,378.24	(42.23 0.00)		943953978
	63239	20	NYS Sales Tax Processing General Post Office P.O Box 1208 New York, NY 10116-1208	$5,368.55	x	x	0-HI-LWCO-3500-STNY-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	5,518.56	(150.00 (0.01	) )	TF1419053
	65176	15	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$4,620.44	x	x	0-HI-LWCO-3500-STOH-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	4,655.36	(34.92 0.00)		99037439 due on the 15th
	63330	15	Oklahoma Tax Commission Business Tax Division P.O. Box 26850 Oklahoma City, OK 73126-0850	$286.87	x	x	0-HI-LWCO-3500-STOK-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	293.42	(6.60 0.05)		606170 due on the 15th
	64193	20	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$4,440.54	x	x	0-HI-LWCO-3500-STSC-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	4,531.15	(90.61 0.00)		09924146-7
	64196	20	Tennessee Department of Revenue Andrew Jackson State Office Building Nashville, TN 37242	$4,095.00	x	x	0-HI-LWCO-3500-STTN-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	4,094.67	0.33		102742203
	61175	20	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$1,512.86	x	x	0-HI-LWCO-3500-STVA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,554.33	(41.47 0.00)		0018532697
Note: New Address	64198	25	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$250.44	x	x	0-HI-LWCO-3500-STWA-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-8760-0000-CORP-00-00	229.26	0.00 21.18		601921287

Subtotal of checks required				$60,295.47				$60,858.04	(562.57)

							3500 acct debit (credit)	other accts debit (credit)
Vendor #	Pay Day	Payable To/ Address	Total Amount of Check
				CL	JL	G/L Account No.	Amount	Amount		Registration #
EFT's — NO CHECKS REQUIRED
			EFT's
64182	24	Board of Equalization	$36,446.00	x	x	0-HI-LWCO-3500-STCA-CORP-00-00	36,446.00	SCOHA97579643
EFT Payment		PO Box 942879				0-HI-LWCO-5800-0000-CORP-00-00		0.00
24/30		Sacramento, CA 94279-0001
64187	20	Florida Dept. of Revenue	$4,049.46	x	x	0-HI-LWCO-3500-STFL-CORP-00-00	4,079.55	78-11088557-20-2
EDI Return & Payment		5050 W. Tennessee Street				0-HI-LWCO-5800-0000-CORP-00-00		(30.00)
		Tallahassee, FL 32314-6527				0-HI-LWCO-5800-0000-CORP-00-00		(0.09)
EFT Prepayment N/A		Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
EFT Prepayment N/A		Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
EFT Prepayment N/A		Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
EFT Prepayment N/A		Illinois Department of Revenue Retailers Occupation Tax Springfield, Illinois 62796	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	0.00	0.00
EFT Payment	20	Illinois Department of Revenue	$16,173.00	x	x	0-HI-LWCO-3500-STIL-CORP-00-00	16,140.26
3/20/02		Retailers Occupation Tax Springfield, Illinois 62796				0-HI-LWCO-3845-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00		315.00 (282.00 (0.26	) )
65156	20	PA Dept of Revenue	$6,583.26	x	x	0-HI-LWCO-3500-STPA-CORP-00-00	6,649.76	81061172
EFT Payment		Bureau of Receipts and Control Department of 280406 Harrisburg, PA 17128-0406				0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00		(66.50 0.00)
64195	20	State Treasurer	$4,691.43	x	x	0-HI-LWCO-3500-STTX-CORP-00-00	4,715.01	1-36-4254388-6
EDI Return & Payment		John Sharp Comptroller of Public Accounts 111 E 17th Street Austin, TX 78774-0100				0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00		(23.58 0.00)
64945	20	Wisconsin Department of Revenue Drawer Number 389 Milwaukee, WI 53293	$1,115.29	x	x	0-HI-LWCO-3500-STWI-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00 0-HI-LWCO-5800-0000-CORP-00-00	1,125.29	(10.00 0.00)		UT24605

Subtotal of EFT's required			$69,058.44				$69,155.87	$(97.43)

		Grand total	$129,353.91				$130,013.91	$(660.00)

		Check Disbursements By Date:
		Check Disbursements Post Marked the 15th	$18,596.85
		Check Disbursements Post Marked the 20th	$36,093.49
		Check Disbursements Post Marked the 25th	$1,389.86
		Check Disbursements Post Marked the 28th	$—
		Check Disbursements Post Marked the 30th	$—
		Check Disbursements Post Marked the 31th	$4,215.27
		Total Checks	$60,295.47

		EFT Disbursements By Date:
		EFT Disbursements Posted By Bank On 20th	$32,612.44
		EFT Disbursements Posted By Bank On 24th	$36,446.00
		EFT Disbursements Posted By Bank On 28th	$—
		EFT Disbursements Posted By Bank On 30th	$—
		EFT Disbursements Posted By Bank On 31th	$—
		Total EFT Disbursements	$69,058.44

		Total Disbursements	$129,353.91

ACH DEBIT	Lee Wayne Corporation
		3500	5800	Total
PAYEE:
EFT Starting: 1/01/01	California Board of Equalization, PO Box 942879 Sacramento, CA. 94279-0001	36,446.00	0.00		36,446.00
month of:	January-03	Due on 23/24 by 3:00 PST
Step 1 (Dial)	1-800-554-7500 then 1	(1 day settlement allowed)
Step 2	blank
Step 3 (Select BOE)	1#
Step 4 (Select tax payment)	1#
Step 5 (BOE permit number)	97579643
Step 6 (Security Code)	1234
Step 7 (tax type code)	04101	04101, 04102, 04100
Step 8 (Period End Date)	01/31/03
Step 9 (Tax Amount)	36,446.00
Step 10 (Penalty)	0
Step 11 (Interest Amount)	0
Step 12 (Total Amount)	36,446.00
Step 13 (Verification Code)	23	Sum of digits + number of digits
Step 14 (Bank Debit Date)	02/24/03	Next business day (Use 25th made on 24th)
Step 15 (Reference #)	72379
Step 16 (Disconnect)	1#
Date Called	02/17/03
Time Called	9:45AM

Approved by	Jeff Link, Director of Tax	Date

04101	First Prepayment
04102	Second Prepayment
04100	Return Payment

ACH DEBIT	Lee Wayne Corporation
		3500	5800	Total
EFT Starting: 8/01/00
PAYEE:	Florida Dept of Revenue 5050 W. Tennessee St. Tallahassee, FL. 32314-6527	4,079.55	(30.09)		4,049.46
EDI Return & Payment
month of:	Jan-03	Due on 19th by 3:45 EST
1. (Dial)	1-800-477-4829, then 1
2. (Company ID#)	1010*809109
3. (tax payment amount)	404946
4. (tax period)	01/31/03
5. (payment type)	1
6. (verification code)		starting with right most digit, mult by 1 then alt digits by 2. Add product of digits to number of digits.
7. (confirmation code)	EDI Return & Payment
Date Sent	02/17/03
Time Sent	10:00AM
Date Confirmed
Time Confirmed

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	Lee Wayne Corporation	3500 1st Pmt	3500 2nd Pmt	3500 3rd Pmt	3500 4th Pmt
EFT Starting: 7/01/00
PAYEE:	Illinois Dept. of Revenue Retailers Occupation Tax, Springfield, IL. 62796
month of:		December-02	December-02	December-02	December-02
(Dial)		1-888-453-6789
IBT Number		2981-4049	2981-4049	2981-4049	2981-4049
Password		1234	1234	1234	1234
Tax type code		0412 1#	0412 1#	0412 1#	0412 1#
Tax period end date
Payment amount		$0.00	$0.00	$0.00	$0.00
		1#	1#	1#	1#
Debit date Confirmation number:
		2#	2#	2#	1#
Date Called
Time Called
04/28/03

Approved by	Jeff Link, Director of Tax	Date
0412 Sales & Use Qtr-Mnthly Tax Payments 0411 ST-1 Sales and Use Tax Return Payment

ACH DEBIT	Lee Wayne Corporation		3500	5800	Total
EFT Starting: 8/01/00
PAYEE:	Illinois Dept. of Revenue Retailers Occupation Tax, Springfield, IL. 62796		16,140.26	(282.26)	16,173.00
month of:	January-03
1. (Dial)	1-888-453-6789, then 1
2. IBT Number	2981-4049
3. Password	1234
4. Tax Type Code	0411
5. Tax Period End Date	01/31/03
6. Payment Amount	16,173.00
7. Debit Date	02/20/03
8. Confirmation Number:	72847
Date Called	2/17/2003
Time Called	10:02AM

Approved by	Jeff Link, Director of Tax	Date
	0412 Sales & Use Qtr-Mnthly Tax Payments 0411 ST-1 Sales and Use Tax Return Payment

ACH DEBIT	Lee Wayne Corporation	3500	5800	Total
PAYEE:	Pennsylvania Dept. of Revenue
		6,649.76	(66.50)	6,583.26
month of:	January-03	Due on 19th by 4:45 EST
1. (Dial)	1-800-950-1381, then 1
2. (Inform report ID #)	2311177535
3. (Total Tax Payment)	658326
4. (Tax Period End Date)	01/31/03
5. (Payment Due Date)	02/20/03	20th or following Monday if holiday
6. (verification code)	35	Sum of digits + number of digits
7. (reference #)	72983
8.	1# for no other taxes to report
Date Called	02/17/03
Time Called	10:11AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	LWCO	3500	5800	Total
PAYEE:	Texas Comptroller of Public Accounts State Treasurer, John Sharpe	4,715.01	(23.58)	4,691.43
		EDI Return & Payment
month of:	December-02
1. (Dial)	1-800-636-4003
2. (ID number)	67286
3. (location number)	38170
4. (password)	340
5.	1 to add a transaction
6. (total payment amount) (check digit)	4691.43	Enter * for decimal point Sum of digits + number of digits
7. (T-Code)	26020
8. (Filing Period)	0012	Enter manually
9. State sales tax pmt		Enter manually from return, enter * for decimal point
10. Local sales tax pmt		Enter manually from return, enter * for decimal point
11. (Settlement Date)	1 to accept settlement date	20th or following Monday if holiday
12. (Confirm number)
13.	9 to exit
Date Sent & Confirmed
Time Sent & Confirmed

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	Lee Wayne Corporation
		3500	5800	Total
PAYEE:	Wisconsin Dept. of Revenue P.O. Box 8902 Madison, WI 53708-8902	1,125.29	(10.00)	1,115.29
month of:	January-03	Due on 19th by 4pm CST
1. (Dial)	1-800-338-9472, then 1
2. (EFT ID #)	364254338101
3. (EFT Password)	54338
4. (Tax Type code)	04100
5. (Last day of Tax Period)	11/15/35
6. (Amount of withholding tax)	Leave blank
7. (Amt of Tax Payment)	111529
8. (Effective Date of payment)	02/20/03	20th or following Monday if holiday
9. (Confirmation Number)	4800401631	Given by system
Date Called	02/17/03
Time Called	10:16AM

Approved by	Jeff Link, Director of Tax	Date

HALO Industries, Inc.
March 2003

Case # 02 B 12059

Exhibit G—Profit and Loss Statement

Chapter 11
STATEMENT OF OPERATIONS
(Income Statement)
March 31, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$5,266,807	$225,396,378
Less: Returns and Allowances	—	(83)
Net Revenue	$5,266,807	$225,396,294
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	4,280,031	153,695,079
Gross Profit	986,776	71,701,215
OPERATING EXPENSES
Advertising	—	158,931
Auto and Truck Expenses	521	51,654
Bad Debts	(792,901)	4,399,606
Contributions
Employee Benefits Programs	432,733	3,933,614
Insider Compensation*	829,612	39,844,942
Insurance	41,386	1,039,460
Management Fee/Bonuses	28,600	1,963,741
Office Expense	16,245	601,215
Pension & Profit Sharing Plans
Repairs and Maintenance	9,515	747,937
Rent and Lease Expense	113,038	8,931,046
Salaries/Commission/Fees	736,438	23,335,421
Supplies	10,165	784,757
Taxes—Payroll	51,750	1,759,962
Taxes—Real Estate
Taxes—Other	3,800	734,405
Travel and Entertainment	22,122	1,242,869
Utilities	7,111	460,013
Other (attach schedule)	3,162,749	26,825,220
Total Operating Expenses Before Depreciation	4,672,883	116,814,793
Depreciation/Depletion/Amortization	524,795	7,493,235
Net Profit (Loss) Before Other Income & Expenses	(4,210,902)	(52,606,813)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	21,757	467,519
Interest Expense	(23,515)	(340,234)
Other Expense (attach schedule)	5	1,793,344
Net Profit (Loss) Before Reorganization Items	(4,212,655)	(50,686,183)
REORGANIZATION ITEMS
Professional Fees	1,013,143	16,192,284
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	(8,307)	(242,751)
Other Reorganization Expenses (attach schedule)	—	(4,631,230)
Total Reorganization Expenses	1,004,836	11,318,303
Income Taxes	—	9,342,422
Net Profit (Loss)	$(5,217,492)	$(71,346,909)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
STATEMENT OF OPERATIONS — continuation sheet
March 31, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	35,975	737,865
Sample amortization	14,059	740,918
Marketing	—	11,721
Catalogs	9,059	5,569,732
Promotion and business development	—	37,501
Exhibit & show expnses	21,418	529,193
National meeting expense	—	(40,496)
Regional meeting expense	—	3,500
Royalty fees	38,610	1,300,841
Recruiting expense	6,231	41,298
Telemarketing—phone	(867)	71,443
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	38,244	3,395,624
Postage and freight	33,689	2,214,511
Bank fees/credit card charges	21,988	1,432,849
Computer expenses	28,832	749,143
Public company expenses	52,501	951,487
Other	2,863,009	8,891,663
Allocation Exp	—	186,429
Total Other	3,162,749	26,825,220

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
March 31, 2003

        The Statement of Operations is to be prepred on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$1,557,506	$142,437,735
Less: Returns and Allowances	—	(83)
Net Revenue	$1,557,506	$142,437,652
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	2,298,150	102,680,448
Gross Profit	(740,644)	39,757,204
OPERATING EXPENSES
Advertising	—	155,904
Auto and Truck Expenses	—	46,679
Bad Debts	(812,477)	4,126,156
Contributions
Employee Benefits Programs	415,061	3,125,633
Insider Compensation*	223,180	24,131,513
Insurance	30,064	831,301
Management Fee/Bonuses	28,600	1,798,659
Office Expense	9,066	383,175
Pension & Profit Sharing Plans
Repairs and Maintenance	3,247	571,887
Rent and Lease Expense	53,095	7,538,990
Salaries/Commission/Fees	562,713	17,403,039
Supplies	1,927	549,638
Taxes—Payroll	27,398	1,278,982
Taxes—Real Estate
Taxes—Other	2,562	718,816
Travel and Entertainment	17,663	986,888
Utilities	2,425	371,369
Other (attach schedule)	2,992,836	16,434,925
Total Operating Expenses Before Depreciation	3,557,361	80,483,554
Depreciation/Depletion/Amortization	449,322	4,844,839
Net Profit (Loss) Before Other Income & Expenses	(4,747,327)	(45,571,189)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	177	10,965
Interest Expense	(21,608)	5,099,885
Other Expense (attach schedule)	5	1,682,297
Net Profit (Loss) Before Reorganization Items	(4,768,753)	(38,778,041)
REORGANIZATION ITEMS
Professional Fees	1,011,712	16,167,469
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	(8,307)	(242,751)
Other Reorganization Expenses (attach schedule)	—	(4,631,230)
Total Reorganization Expenses	1,003,405	11,293,488
Income Taxes	—	11,210,522
Net Profit (Loss)	$(5,772,158)	$(61,282,051)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
March 31, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	14,059	740,918
Marketing	—	10,472
Catalogs	—	5,377,280
Promotion and business development	—	25,145
Exhibit & show expnses	4,167	225,998
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	(5,240)	249,678
Recruiting expense	130	1,107
Telemarketing—phone	953	8,854
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone/facsimile	20,917	2,733,508
Postage and freight	14,792	1,798,921
Bank fees/credit card charges	9,042	1,015,308
Computer expenses	16,402	577,567
Public company expenses	52,501	921,487
Other	2,865,114	8,706,539
Allocation Exp	—	(5,988,571)
Total Other	2,992,836	16,434,925

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
March 31, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$2,523,985
Less: Returns and Allowances	—	—
Net Revenue	$—	$2,523,985
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	—	1,572,316
Gross Profit	—	951,670
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	—	7,000
Bad Debts	—	—
Contributions
Employee Benefits Programs	—	64,984
Insider Compensation*	—	277,042
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	—	3,564
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	7,811
Salaries/Commission/Fees	—	542,194
Supplies	—	1,025
Taxes—Payroll	—	59,782
Taxes—Real Estate
Taxes—Other	—	—
Travel and Entertainment	—	10,681
Utilities	—	105
Other (attach schedule)	—	165,827
Total Operating Expenses Before Depreciation	—	1,140,015
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	—	(188,346)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	238,594
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	—	50,249
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$—	$50,249

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
March 31, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expnses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing—phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	—	6,446
Postage and freight	—	1,319
Bank fees/credit card charges	—	(1,150)
Computer expenses	—	2,962
Public company expenses	—	—
Other	—	0
Allocation Exp	—	156,250
Total Other	—	165,827

Lee Wayne Co.
STATEMENT OF OPERATIONS
(Income Statement)
March 31, 2003

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$3,709,301	$82,958,643
Less: Returns and Allowances	—	—
Net Revenue	$3,709,301	$82,958,643
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	1,981,881	51,014,631
Gross Profit	1,727,419	31,944,011
OPERATING EXPENSES
Advertising	—	2,121
Auto and Truck Expenses	521	4,974
Bad Debts	19,576	251,362
Contributions
Employee Benefits Programs	17,672	683,497
Insider Compensation*	606,432	15,713,429
Insurance	11,322	178,159
Management Fee/Bonuses	—	—
Office Expense	7,178	212,569
Pension & Profit Sharing Plans
Repairs and Maintenance	6,268	174,576
Rent and Lease Expense	59,943	1,155,347
Salaries/Commission/Fees	173,724	4,801,541
Supplies	8,238	235,119
Taxes—Payroll	24,352	404,820
Taxes—Real Estate
Taxes—Other	1,238	15,589
Travel and Entertainment	4,458	234,753
Utilities	4,686	76,859
Other (attach schedule)	169,913	10,192,998
Total Operating Expenses Before Depreciation	1,115,522	34,337,712
Depreciation/Depletion/Amortization	75,473	1,961,311
Net Profit (Loss) Before Other Income & Expenses	536,425	(4,355,013)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	21,580	455,848
Interest Expense	(1,907)	(120,743)
Other Expense (attach schedule)	—	111,046
Net Profit (Loss) Before Reorganization Items	556,098	(3,908,861)
REORGANIZATION ITEMS
Professional Fees	1,432	81,295
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	1,432	81,295
Income Taxes	—	(1,868,100)
Net Profit (Loss)	$554,666	$(2,122,057)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
STATEMENT OF OPERATIONS — continuation sheet
March 31, 2003

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	35,975	710,649
Sample amortization	—	—
Marketing	—	1,249
Catalogs	9,059	192,452
Promotion and business development	—	—
Exhibit & show expnses	17,252	303,195
National meeting expense	—	(40,496)
Regional meeting expense	—	—
Royalty fees	43,850	1,051,163
Recruiting expense	6,101	40,191
Telemarketing—phone	(1,820)	62,589
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	17,328	658,227
Postage and freight	18,897	415,749
Bank fees/credit card charges	12,945	417,481
Computer expenses	12,430	131,626
Public company expenses	—	30,000
Other	(2,105)	43,924
Allocation Exp	—	6,175,000
Total Other	169,913	10,192,998

HALO Industries, Inc.
March 2003

Case # 02 B 12059

Exhibit H—Balance Sheet

Category: ACTUAL
HALO DIP
Consolidated Balance Sheet
March, 2003 M.YTD
(Unaudited)

	HALO with Detroit Integration	CCA— Birmingham	Events by HA-LO	HALO DIP
ASSETS CURRENT ASSETS
Cash and equivalents	(417,319)	0	399	(416,921)
Short-term investments	11,747			11,747
Receivables:
Trade receivables	437,167	(470,860)	0	(33,693)
Other receivables	853,128			853,128
Intercompany receivables	157,530,631	0	2,002,171	159,532,803
Inventory	933,121	0		933,121
Prepaid expenses and deposits	1,376,277	0	14,609	1,390,886
Current Assets	160,724,752	(470,860)	2,017,179	162,271,071
PROPERTY AND EQUIPMENT
Property and equipment	2,059,464	0		2,059,464
Accumulated Deprec Property & equipment	(747,357)	0		(747,357)
Total Property & Equipment, Net	1,312,107	0		1,312,107
Intangible assets, net	8,853,920			8,853,920
Other	217,118,407		(10,504)	217,107,903
Total Other assets	225,972,326		(10,504)	225,961,822
Total Assets	388,009,186	(470,860)	2,006,675	389,545,001
LIABILITIES CURRENT LIABILITIES
Accts Payable—Pre	26,277,960	1,383,165	46,393	27,707,518
Accts Payable—Post	6,903,099	(476,266)	(26,969)	6,399,865
Accrued Expenses:
Accrued commisions and wages	781,429		(0)	781,429
Accrued other expenses	(1,040,684)	3,411	0	(1,037,272)
Customer deposits	11,295	147	0	11,442
Reserve for Restructuring	4,621,711			4,621,711
Total current liabilities	37,554,811	910,458	19,424	38,484,692
Long-Term Debt	170,280			170,280
Other Liabilities	20,455		0	20,455
SHAREHOLDERS' EQUITY
Preferred stock	48,660,690			48,660,690
Common stock	412,724,364			412,724,364
Unamortized compensation	26,110,825			26,110,825
Cumulative translation account	(646,332)	0		(646,332)
Retained Earnings—Ending	(132,905,462)	(5,061,762)	1,987,251	(135,979,974)
Liabilities and shareholders' equity	391,689,631	(4,151,305)	2,006,675	389,545,001

Chapter 11
BALANCE SHEET
March 31, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(1,142,019)	1,099,951
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	6,645,371	55,773,499
Notes Receivable	—	—
Inventories	1,534,106	14,101,006
Prepaid Expenses	2,672,738	10,584,478
Professional Retainers
Other Current Assets (attach schedule)	91,924,918	131,258,108
TOTAL CURRENT ASSETS	101,635,116	$212,817,042
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	3,942,889
Machinery and Equipment	1,742,570	19,011,257
Furniture, Fixtures and Office Equipment	1,543,400	10,365,612
Leasehold Improvements	666,044	4,185,879
Vehicles	35,599	96,131
Less Accumulated Depreciation	(1,899,892)	(17,687,403)
TOTAL PROPERTY & EQUIPMENT	$2,087,720	$19,914,364
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	17,207,093	26,224,254
TOTAL OTHER ASSETS	$17,207,093	$26,224,254
TOTAL ASSETS	120,929,929	$258,955,661
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	7,493,470	36,407,579
Taxes Payable (refer to FORM MOR-4)	483,753	(9,257,948)
Wages Payable	1,274,105	9,400,073
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	21,195,774	67,349,786
TOTAL POSTPETITION LIABILITIES	$30,447,102	$103,899,490
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	37,043,253	—
TOTAL PRE-PETITION LIABILITIES	$37,043,253	$—
TOTAL LIABILITIES	$67,490,355	$103,899,490
OWNER EQUITY
Capital Stock	461,385,054	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(380,561,880)	(63,637,469)
Retained Earnings—Postpetition	(18,905,261)	(269,509,474)
Adjustments to Owners Equity (attach schedule)	(8,478,339)	17,610,117
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$53,439,574	$155,056,168
TOTAL LIABILITIES AND OWNER'S EQUITY	120,929,929	$258,955,658

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
BALANCE SHEET — continuation sheet
March 31, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	11,747	—
Intercompany Receivable (Payable)	91,913,171	131,258,108
Other Current Assets	91,924,918	131,258,108
Other Assets
Intangible Assets	15,177,925	21,859,196
Officer advances	—	30,938
Sample Inventory	—	6,680
Marketable securities	—	25,000
Note receivable	1,549,977	(23)
CSV—Life insurance	—	1,202,742
Security deposits	489,695	303,957
Other assets—miscellaneous	(10,504)	5,748
Deferred taxes—non current	—	2,717,076
Investments	(0)	72,940
Other Assets	17,207,093	26,224,254
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	1,466,432	1,452,459
Book overdraft	—	—
Accounts payable—unvouchered receipts	17,796	2,739,488
Accounts payable—rebates receivable	—	(1,314,249)
Accounts payable—manual	577,759	10,263,487
Customer deposit	85,217	5,028,202
Accrued interest	708	5,449
Accrued WIP costs	—	—
Accrued expenses other	(449,681)	7,369,510
Due to Related Parties	—	—
Deferred Taxes—current	—	972,278
S/T Restructuring Reserve	17,712,886	22,415,283
Term loans	1,489,929	1,492,269
Line of credit	223,868	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	27,579	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	21,195,774	67,349,786
Adjustments to Owner Equity
Unamortized compensation—SE	26,110,825	(1,035,620)
Cumulative translation adjustment	(646,338)	(334,621)
CTA—forecast catagory only	—	—
Retained Earnings—Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(8,478,339)	17,610,117

HALO DIP
BALANCE SHEET
March 31, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(416,921)	1,207,623
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	(819,435)	47,810,047
Notes Receivable	—	—
Inventories	933,121	12,658,204
Prepaid Expenses	1,390,886	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	159,544,550	192,206,777
TOTAL CURRENT ASSETS	$162,271,071	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	3,942,889
Machinery and Equipment	1,025,442	16,998,197
Furniture, Fixtures and Office Equipment	850,671	9,717,576
Leasehold Improvements	183,351	4,153,447
Vehicles	—	77,208
Less Accumulated Depreciation	(747,357)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$1,312,107	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	225,961,822	233,583,342
TOTAL OTHER ASSETS	$225,961,822	$233,583,342
TOTAL ASSETS	398,545,001	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	5,843,105	27,060,128
Taxes Payable (refer to FORM MOR-4)	46,146	(11,489,445)
Wages Payable	781,429	8,197,012
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	4,297,230	47,213,511
TOTAL POSTPETITION LIABILITIES	$10,967,910	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	—
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$38,675,428	$70,981,206
OWNER EQUITY
Capital Stock	461,385,054	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(82,417,645)	(18,714,695)
Retained Earnings—Postpetition	(19,619,502)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(8,478,334)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$350,869,573	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	389,545,001	$513,446,909

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
March 31, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	11,747	—
Intercompany Receivable (Payable)	159,532,803	192,206,777
Other Current Assets	159,544,550	192,206,777
Other Assets
Intangible Assets	8,853,920	14,051,075
Officer advances	—	30,938
Sample Inventory	—	6,680
Marketable securities	—	25,000
Note receivable	1,549,977	(23)
CSV—Life insurance	—	1,202,742
Security deposits	384,604	287,341
Other assets—miscellaneous	(10,504)	5,748
Deferred taxes—non current	—	2,717,076
Investments	215,183,826	215,256,766
Other Assets	226,961,822	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	16,654	574,217
Accounts payable—rebates receivable	—	(1,314,249)
Accounts payable—manual	540,106	9,916,853
Customer deposit	11,442	4,882,994
Accrued interest	—	4,742
Accrued WIP costs	—	—
Accrued expenses other	(1,083,419)	6,375,859
Due to Related Parties	—	—
Deferred Taxes—current	—	972,278
S/T Restructuring Reserve	4,621,711	9,213,061
Term loans	—	—
Line of credit	170,280	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	4,297,230	47,213,511
Adjustments to Owner Equity
Unamortized compensation—SE	26,110,825	(1,035,620)
Cumulative translation adjustment	(646,332)	(290,092)
CTA—forecast catagory only	—	—
Retained Earnings—Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(8,478,334)	17,654,646

Events by HA-LO
BALANCE SHEET
March 31, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	399	3,318
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	—	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	14,609	46,415
Professional Retainers
Other Current Assets (attach schedule)	2,002,171	2,336,788
TOTAL CURRENT ASSETS	$2,017,179	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—
TOTAL ASSETS	2,006,675	$3,160,358
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	(0)	508,022
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	19,424	715,335
TOTAL POSTPETITION LIABILITIES	$(26,969)	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—
TOTAL LIABILITIES	$19,424	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	1,996,983	1,581,035
Retained Earnings—Postpetition	(9,732)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$1,987,251	$1,937,002
TOTAL LIABILITIES AND OWNER'S EQUITY	2,006,675	$3,160,358

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET—continuation sheet
March 31, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	2,002,171	2,336,788
Other Current Assets	2,002,171	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	—	—
Other assets—miscellaneous	(10,504)	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	(10,504)	—
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	—	—
Accounts payable—rebates receivable	—	—
Accounts payable—manual	19,424	15,146
Customer deposit	—	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	19,424	715,335
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast catagory only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Lee Wayne Co.
BALANCE SHEET
March 31, 2003

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(591,776)	(47,580)
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	5,827,292	7,922,872
Notes Receivable	—	—
Inventories	600,985	1,442,802
Prepaid Expenses	1,175,974	2,661,027
Professional Retainers
Other Current Assets (attach schedule)	3,522,938	2,876,123
TOTAL CURRENT ASSETS	$10,535,413	$14,855,244
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	717,128	773,080
Furniture, Fixtures and Office Equipment	692,729	1,048,477
Leasehold Improvements	482,693	32,432
Vehicles	35,599	18,923
Less Accumulated Depreciation	(1,152,535)	(1,023,870)
TOTAL PROPERTY & EQUIPMENT	$775,613	$849,041
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	6,429,097	7,824,737
TOTAL OTHER ASSETS	$6,429,097	$7,824,737
TOTAL ASSETS	17,740,122	$23,529,022
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	1,650,366	7,200,545
Taxes Payable (refer to FORM MOR-4)	443,126	2,237,016
Wages Payable	413,994	943,452
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	374,660	3,354,202
TOTAL POSTPETITION LIABILITIES	$2,882,146	$13,735,215
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	7,186,358	—
TOTAL PRE-PETITION LIABILITIES	$7,186,358	$—
TOTAL LIABILITIES	$10,068,503	$13,735,215
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	6,991,016	9,345,287
Retained Earnings—Postpetition	680,603	448,520
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$7,671,610	$9,793,807
TOTAL LIABILITIES AND OWNER'S EQUITY	17,740,122	$23,529,022

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Lee Wayne Co.
BALANCE SHEET — continuation sheet
March 31, 2003

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	3,522,938	2,876,123
Other Current Assets	3,522,938	2,876,123
Other Assets
Intangible Assets	6,324,006	7,808,121
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	105,091	16,616
Other assets—miscellaneous	—	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	6,429,097	7,824,737
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	1,142	2,165,271
Accounts payable—rebates receivable	—	—
Accounts payable—manual	37,653	346,634
Customer deposit	73,774	145,207
Accrued interest	708	708
Accrued WIP costs	—	—
Accrued expenses other	157,390	247,482
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	111,046
Term loans	—	(0)
Line of credit	53,588	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	27,579	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	374,660	3,354,202
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast catagory only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

QuickLinks

  Exhibit 99
  Exhibit A—Cash Flow Statements
  Exhibit D—Statements of Inventory, Payroll Information and Status of Payments to Secure Creditors and Lessors
  Exhibit F—Tax Questionnaire and Related Tax Statements
  Exhibit G—Profit and Loss Statement
  Exhibit H—Balance Sheet